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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------
                                    FORM 8-K
                                   ----------


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                   reported): April 29, 1999 (April 15, 1999)



                           Commission File No. 1-9625

                        CENTEX DEVELOPMENT COMPANY, L.P.
                        --------------------------------
                  (Exact name of registrant as specified in its
                                    charter)

                                    DELAWARE
                        --------------------------------
                            (State of incorporation)

                                   75-2168471
                     --------------------------------------
                      (I.R.S. Employer Identification No.)

                            3100 MCKINNON, SUITE 370,
                            DALLAS, TEXAS 75291-1081
                    -----------------------------------------
                    (Address of principal executive offices)

                                 (214) 981-5000
                     --------------------------------------
                         (Registrant's telephone number)



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On April 15, 1999 Centex Development Company UK Limited ("Purchaser"), a company incorporated in England and Wales and a wholly owned subsidiary of Centex Development Company, L.P. (the Registrant) closed its acquisition from AMEC Finance Limited ("Seller"), a company incorporated in England and Wales, of the entire issued class A share capital of Fairclough Homes Group Limited, a company incorporated in England ("Fairclough"). In return for such share capital, which carries 100% of the voting rights in Fairclough, the Purchaser issued two non-interest bearing promissory notes to the Seller. No payments will be required under either note until March 30, 2001, at which time both notes will mature and become payable. The principal amounts of both notes total approximately $175 million, which equates to 120% of the net asset value of Fairclough as of December 31, 1998. Further, an accounting will be made to calculate any increase in the net asset value of Fairclough between January 1 and April 15, 1999. The amount of such increase, if any, after deducting approximately $1.4 million, will be added to the principal amount of the notes.

         Fairclough is a regional home builder operating in the northwest, midland and southeast of Britain, building a range of houses and apartments. During 1998, Fairclough sold 1,717 homes with an average selling price of $181,000. In that year, Fairclough had revenues of approximately $322 million and reported pre-tax profits of approximately $25 million.

         During the two year period between closing and March 31, 2001 the Seller will receive all of Fairclough's income up to a pre-determined level and the Purchaser will receive a portion of Fairclough's income above those amounts. Pursuant to a shareholders agreement, the Purchaser will have operating control of Fairclough during the two year time period, subject to reasonable constraints to protect the interest of the Seller.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

                  (a)      Financial Statements of Businesses Acquired.

                           This Form 8-K will be amended within sixty (60) days from the date hereof in order to include the required financial statements.

                  (b)      Pro Forma Financial Information.

                           This Form 8-K will be amended within sixty (60) days from the date hereof in order to include the required financial statements.

                  (c)      Exhibits.

                  Exhibits required by Item 601 of Regulation S-K:

                  Exhibit No.              Exhibit
                  -----------              -------

                  10.18                    Share Purchase Agreement dated April 15, 1999 by among
                                           AMEC p.l.c., as Guarantor, AMEC Finance Limited, as
                                           Seller, and Centex Development Company UK Limited, as
                                           Purchaser

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CENTEX DEVELOPMENT COMPANY, L.P.
                                   ---------------------------------------
                                                Registrant


                                   By:      3333 Development Corporation,
                                            General Partner


April 29, 1999                              By: /s/ RAYMOND G. SMERGE
                                                --------------------------
                                                    Raymond G. Smerge
                                                    Secretary



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                                  EXHIBIT TO INDEX


EXHIBIT
NUMBER                                     DESCRIPTION
------                                     -----------

10.18          Share Purchase Agreement dated April 15, 1999 by among AMEC p.l.c., as
               Guarantor, AMEC Finance Limited, as Seller, and Centex Development
               Company UK Limited, as Purchaser